EXHIBIT 10.9


                               CONSULTING CONTRACT

THIS AGREEMENT is dated for reference the 31st day of March 1999 between Lari Acquisition Company, Inc., a company incorporated under the laws of the State of California (the "Company") and Emanuel Weintraub, a businessman, resident in the State of California (the "Consultant").

WHEREAS:

(a) A subsidiary of the Company has purchased from the Consultant and other parties, a funeral cremation business known and operated as the "Neptune
     Society" including a pre-need marketing business operated under Neptune Pre-Need Plan, Inc. (the "Business");

(b) The Consultant is familiar with the Business and has valuable marketing and finance expertise, experience and abilities which the Company wishes to avail itself; and

(c) As part of the consideration in purchasing the Business from the Consultant, and other parties, the Company wishes to use the consulting services of the Consultant for the Business and the Consultant has agreed to provide such services, subject to the terms and conditions of this Agreement.

NOW THEREFORE in consideration of the payment of covenants herein and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged) the parties hereto covenant and agree as follows:

Appointment

1. The Company hereby retains and appoints the Consultant, effective the 31st day of March, 1999 (the "Effective Date"), to provide the following assistance and advise with respect to the Business:

     (a) Activities as a Spokesperson - Consultant will be available on a reasonable basis, not to exceed seven (7) days per month for meetings and presentations to potential investors in the Company;

     (b) Consulting Services With Respect to Expansion of the Business - Under the direction of the President of the Company, Consultant will assist with research, investigation and implementation of business start-ups in areas where Company does not currently conduct business. Consultant will also assist in prospecting, investigation and due diligence with respect to other existing cremation companies in North America which Company may have an interest in acquiring;

     (c) Consulting Services With Respect to Pre-Need Sales - Consultant will assist in the development and implementation of marketing strategy for the sale of pre-need agreements throughout North America, including the identification of target markets, the



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          best ways to reach those target  markets,  the location of new markets in States outside of California, Florida and New York and the training of sales personnel in new offices which may be established by Company;

     (d) Consulting Services With Respect to Pre-Need Trust Funds - Consultant will respond to requests from the board of directors of the Company and the trustees of the pre-need trust funds regarding investment and strategy and security for the pre-need trust funds in order to ensure the integrity of the pre-need trust funds, all within the applicable regulations of the State of California, Florida, New York and any other State in which Company may establish a pre-need program,

          (the "Services").

2. The Company will use its best commercial efforts to facilitate the Consultant's ability to fulfill the Consultant's obligations under this Agreement including providing timely responses to the Consultant's comments, providing Company personnel to assist the Consultant in providing written communication to the board of directors, diligently assessing the Consultant's advice and recommendations with respect to the Business and providing decisions with respect to the advice and recommendations on a timely basis.

Term

3. Subject to the provisions of paragraphs 17 to 19 of this Agreement, the Consultant shall provide the Services to the Company in accordance with the provisions of this Agreement for a period of 36 months commencing on the Effective Date of this Agreement (the "Term").

Payment

4. Subject to paragraphs 17 and 19 herein, the Company agrees to pay to the Consultant for the Services an amount of $27,775.00 per month, payable on the last day of the month with the first payment due on April 30, 1999. The Consultant acknowledges that such payment is to be full payment and reimbursement for providing the Services.

Expenses

5. Having first obtained written approval from the Company to incur expenses, the Consultant shall be reimbursed for all reasonable traveling and other expenses actually and properly incurred by him in connection with the Services hereunder, including the reasonable cost of an office, comparable to the Consultant's existing standard of offices, provided that for all these approved expenses, the Consultant shall furnish to the Company statements and vouchers at the end of each month in which the approved expenses were actually incurred (unless the contrary is agreed upon in writing by the Company and the Consultant) and



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     provided  further that the Consultant  shall observe any reasonable  limits from time to time fixed by the Company in respect of the approved expenses.

Records

6.   In connection with the provisions of the Services, the Consultant shall:

     (a)  establish and maintain books of account of all expenses incurred; and

     (b) maintain invoices, receipts, and vouchers for the expenses referred to in Section 5 to this Agreement,

     (c) and a Company appointed auditor shall have free access at all reasonable times to these books of account, invoices, receipts and vouchers for the purposes of copying or auditing them (or both).

Independent Contractor

7. The Consultant shall be an independent contractor and not the partner, servant, employee or agent of the Company.

8. The Company may from time to time give any instructions to the Consultant that it considers necessary in connection with the provisions of the Services but the Consultant shall not be subject to the control of the Company in respect of the manner in which these instructions are carried out.

Reports

9.   The Consultant shall upon the request, from time to time, of the Company:

     (a) fully inform the Company of the work done and to be done by the Consultant in connection with the provision of the Services; and

     (b) permit the Company at all reasonable times to inspect, examine, review and copy any and all findings, data, specifications, drawings, working papers, reports, documents, and material whether complete or otherwise (collective the "Material") that has been produced, received, or acquired by or provided by the Company to the Consultant as a result of this Agreement.



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Ownership

10. The Material produced, received, or acquired by the Consultant, or provided by the Company to the Consultant, as a result of this Agreement and any equipment, or other property provided by the Company to the Consultant as a result of this Agreement shall:

     (a)  be the exclusive property of the Company; and

     (b) immediately be delivered by the Consultant to the Company on the Company giving notice to the Consultant requesting delivery of the Material, equipment or other property, whether that notice is given before, upon, or after the expiration (or earlier termination) of this Agreement and the Consultant shall execute and deliver such assignments, acknowledgments and waivers as may be reasonably required by the Company to preserve its interest in the Material, or other property.

Confidentiality

11. The Consultant shall treat as confidential and shall not without the prior written consent of the Company publish, release, or disclose or permit to be published, released, or disclosed either before or after the expiration or early termination of this Agreement the Material or any information supplied to, obtained by, or which comes to the knowledge of the Consultant as a result of this Agreement except insofar as that publication, release, or disclosure is necessary to enable the Consultant to fulfill his obligations under this Agreement.

Assignment and Sub-Contracting

12.  The Consultant shall not without the prior written consent of the Company:

     (a) assign, either directly or indirectly, this Agreement or any right of the Consultant under this Agreement; or

     (b)  sub-contract any obligation of the Consultant under this Agreement.

13. No sub-contract entered into by the Consultant shall relieve the Consultant from any of the obligations under this Agreement or impose any obligation or liability upon the Company to any sub-contractor.

Conflict

14. The Consultant shall not during the Term perform a service for or provide advice to any person, firm, or corporation where the performance of that service or the provision of that advice may or does, in the reasonable opinion of the Company, give rise to a conflict of



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     interest between the obligation of the Consultant to the Company under this
     Agreement and the obligations of the Consultant to any other person, firm, or corporation.

Indemnity

15. The Company will indemnify the Consultant from and against any and all losses, claims, damages, actions, causes of action, costs and expenses that may arise from the Consultant providing the Services to the Company pursuant to the Agreement.

16. The Company will name the Consultant as an additional insured for the Company's Business at no cost to the Consultant, subject to the Company's ability to obtain such insurance at premiums comparable to those paid by the previous owners of the Business.

Termination

17. The Company may terminate this Agreement forthwith, without notice upon any of the following:

     (a) the failure or refusal of the Consultant to provide the Services under this Agreement as directed by the board of directors of the Company;

     (b) any dishonesty on the part of the Consultant affecting the Business or the Company;

     (c) the conviction of the Consultant for an indictable offence or for any crime involving moral turpitude, fraud or misrepresentation;

     (d)  excessive  use  of  alcohol  or  illegal   drugs  by  the   Consultant
          interfering with the performance of his obligations under this Agreement;

     (e) any willful and intentional act on the part of the Consultant having the effect of materially injuring the reputation, business or business relationships of the Business or the Company;

     (f)  on the death or disability of the Consultant; or

     (g) any material breach (not covered by any of the above clauses (a) through (f)) of any of the provisions of this Agreement.

18. If the Company terminates the Consultant during the Term for a reason set forth in paragraph 17, the Company shall not owe or be obligated to the Consultant for any payment other for payments already due and owing for Services already performed pursuant to this Agreement.



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19.  If the Company  fails to make  payment to the  Consultant  of moneys  owed, within fifteen (15) business days of the Company's receipt of invoices for Services rendered, the Consultant may after, providing written notice to the Company terminate this Agreement only if the Company does not make payment to the Consultant within thirty (30) days of the Company's receipt of such notice. In the event of termination under this paragraph 19, all monies remaining to be paid hereunder shall become immediately due and payable.

Non-Waiver

20. No provision of this Agreement and no breach by the Consultant of any provision shall be deemed to have been waived unless the waiver is in writing signed by the Company.

21. The written waiver by the Company of any breach of any provision of this Agreement by the Consultant shall not be deemed to be permanent waiver of the provision or of any subsequent breach of the same or any other provision of this Agreement.

Non Competition

22. Weintraub covenants and agrees with the Company that for a period of 15 years from the Effective Date, save with the prior written consent of the Company, he will not, either individually or in partnership or conjunction with any other person or persons, including without limitation any firm, association, syndicate, company or corporation, as principal, agent, shareholder, consultant, employee or in any other manner whatsoever carry on, or be engage in, or concerned with, or advise, lend money to, guarantee the debts or obligations of, or permit his name to be used in connection with the provision of funeral, burial and cremation services, including the provision and sale of pre-need cremation services, in the States of California, Florida or New York; provided that nothing herein shall preclude Weintraub from being a security holder of a public company, the securities of which are listed on any public stock exchange or over the counter market, if the number of securities beneficially held by Weintraub, directly or indirectly, are such that he is not in a position to materially influence the conduct of its affairs.

23. Notwithstanding the foregoing, if any restriction as to time, area, capacity or activity imposed on the Consultant by this Agreement is determined to be unreasonable or unenforceable pursuant to an arbitration proceeding as contemplated in paragraph 30 herein (the "Restriction"), the Consultant agrees that upon receiving notice from the Company specifying inclusion in this Agreement of a lesser time or area, fewer capacities or activities or lesser scope than now contained herein (the "Lesser
     Restriction"), this Agreement will be deemed to be amended by the substitution of the Lesser Restriction for the Restriction, with the retroactive effect to the Effective Date.



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24.  Weintraub  acknowledges  that the provisions of paragraphs 22 to 27 of this
     Agreement have been considered by him and are, with respect to his interests and the interests of the Company, reasonable as to time, area and extent, having regard to all circumstances of the transaction contemplated by this Agreement.

25. The parties to this Agreement acknowledges that a breach by Weintraub of any of the covenants in this paragraph 22 would result in damages to the Company and the Company would not adequately be compensated for such damages by monetary award. Accordingly, Weintraub agrees that in the event of such breach, in addition to all other remedies available to the Company at law or in equity, the Company is, notwithstanding paragraph 30 of this Agreement, entitled to apply to a court of competent equitable jurisdiction in the Consultant's domicile, except in the case of a material breach of this Agreement by the Company, for such relief by way of restraining order, injunction, decree or otherwise, as may be appropriate to ensure compliance with the provisions of paragraph 22.

26. The parties agree that paragraphs 22 to 27 of this Agreement are binding and enforceable and will survive the expiration of the Term or any termination of this Agreement under paragraph 17 herein.

27. The parties agree that all restrictions in paragraphs 22 to 27 are necessary and fundamental to the protection of the Business by the Operating Entities and are reasonable and valid, and all defenses to the strict enforcement thereof by the Company are hereby waived by Weintraub.

Notices

28. Any notice, payment, or any or all Material or other instruments that either party may be required or may desire to give or deliver to the other shall be conclusively deemed validly given or delivered to and received by the addressee, if delivered personally on the date of such personal delivery or, if mailed, on the third business day after the mailing in British Columbia, by prepaid post addressed, or if delivered via facsimile transmission, on the day following the day on which it was sent:

     (a)  if to the Company:

          Lari Corp.
          2424 North Federal Highway
          Boca Raton, Florida 33431
          Fax:  (561) 367-9763

          with a copy to then registered office of the Company;



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     (b)  if to the Consultant:

          Stein & Flugge, LLP
          9200 Sunset Boulevard, Suite 825
          Los Angeles, California 90069-3686
          Fax:  (310) 273-8706
          Attention:   Valerie Flugge, Esq.

29. Either party may, from time to time advise the other, by notice in writing, of any change of address of the party. From and after the giving of that notice, the address therein specified shall be deemed to be the address of the party giving that notice.

General

30.  This  Agreement  shall be governed by and construed in accordance  with the laws of the State of California. Any dispute arising out of or in connection with this Agreement, including any question regarding its existence, validity or termination, shall be referred to and finally resolved by arbitration under the rules of the American Arbitration Association which rules are deemed to be incorporated by reference into this clause. The number of arbitrators shall be one and the place of arbitration shall be Los Angeles, California. The language of the arbitration shall be English. The parties expressly waive and forego any right to punitive, exemplary or other similar damages unless an applicable statute requires the award of such damages or that compensatory damages be increased in a specified manner. This provision is not intended to apply to any award of arbitration costs to a party to compensate for dilatory or bad faith conduct in the arbitration pursuant to this paragraph.

31. Save and except as provided for in paragraph 23 of this Agreement, if any covenant, obligation or agreement of this Agreement, or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Agreement or the application of such covenant, obligation or agreement to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each covenant, obligation and agreement of this Agreement shall be separately valid and enforceable to the fullest extent permitted by the law

32. This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

33. All currency is in United States of America dollars unless otherwise specifically stated.

34. The headings appearing in this Agreement have been inserted for reference and as a matter of convenience and in not way define, limit, or enlarge the scope of any provision of this Agreement.



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35.  Time is of the essence of this Agreement.

36. This Agreement may be executed in any number of counterparts, each of which when delivered shall be deemed to be an original and all of which together shall constitute one and the same document. A signed facsimile or telecopied copy of this Agreement shall be effectual and valid proof of execution and delivery.


IN WITNESS WHEREOF the parties hereto have duly executed this Agreement as of the day and year first above written.



LARI ACQUISITION COMPANY, INC.


Per: /s/ Suzanne L. Wood
     -------------------------------------------
     Authorized Signatory

SIGNED, SEALED AND DELIVERED by          )
EMANUEL WEINTRAUB in the presence        )
of:                                      )
                                         )
/s/ Valerie Flugge                       )
---------------------------------------- )
Witness                                  )
9200 Sunset Blvd., #825                  )
Los Angeles, CA 90069                    )     /s/ Emanuel Weintraub
---------------------------------------- )     --------------------------------
Address                                  )   EMANUEL WEINTRAUB
                                         )
Attorney                                 )
---------------------------------------- )
Occupation                               )
                                         )